UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2009

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International
Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	5
Schedules of Investments	24
Financial Statements	36
Notes to Financial Statements	40
Financial Highlights	56
Report of Independent Registered Public Accounting Firm	62
Other Information	63

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental
International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Investment professionals are based on-the-ground in the United Kingdom, United States, Japan, China, India, Brazil, Korea and Singapore

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Regional Portfolio Managers drive the discussion, evaluation and selection of investment candidates

■ Decision-making process is informed by active participation in the global research process

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:
            ■ Access to markets across the world

            ■ Disciplined approach to stock selection

            ■ Optimal risk/return profiles

MARKET OVERVIEW

Goldman Sachs Fundamental International Equity
Funds

Market Review

Overall, international equities rallied strongly during the 12-month period ended October 31, 2009 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged) (the “MSCI EAFE Index”) posted a return of 28.41%.* Still, the international equity markets’ climb was not a steady one. Indeed, during the Reporting Period, global equity markets experienced volatile swings, as the economic and financial crises dominated the last months of 2008 and the first quarter of 2009 only to give way to signs of stabilization and potential recovery in the spring of 2009.

In late 2008 and early 2009, concerns about the financial health of banks and insurance companies, as well as a drumbeat of negative economic data points, drove challenging performance across geographies. Announcements of government intervention and ratings downgrades served to heighten fears of insolvency and more bad debt exposures. Further dampening investor sentiment were sharply negative Gross Domestic Product (GDP) figures and discouraging unemployment trends in the U.S. and Europe. Concerns about demand and manufacturing data in China added to the bleak mood.

By the end of the first quarter of 2009, however, equity markets began to trade higher on speculation that the worst of the downturn was over. The exuberant rally in April and May stemmed in large part from incrementally positive, or often less negative, news surrounding the global financial system. Across the globe, investors were encouraged by hopes of a stabilizing global economy, somewhat better housing and manufacturing data, liquidity returning to the system, and strong signs of recovery in China. Better-than-anticipated results from financial stress tests and corporate earnings reports further boosted investor confidence and propelled equity markets higher into the third quarter of 2009. Still, signs of improvement were accompanied by reminders of ongoing challenges, and by September and October, markets reflected the choppy nature of the overall recovery.

Small-Cap International Equities

The MSCI Small Cap EAFE Index gained 44.97% for the 12-month period ended October 31, 2009. Small-capitalization international equities overall had struggled even more than their larger-cap counterparts early in the Reporting Period, as heightened investor risk aversion in the face of extreme market volatility and the global credit crisis caused a sell-off of small-cap names in general. Shares of small-cap companies also tend to be disproportionately affected by tightening liquidity. However, small-cap stocks were the bigger benefactor of the equity market rally from early March 2009 forward, as risk aversion ebbed and investors bought previously beaten-down stocks that they considered extremely cheap. All told, then, small-cap international equities, as measured by the MSCI Small Cap EAFE Index, outpaced larger-cap international equities during the Reporting Period.

*	All index returns are expressed in U.S. dollar terms.

MARKET OVERVIEW

Looking Ahead

Given the tumult in the equity markets during the Reporting Period, the deck has been reshuffled, and we believe investors are now presented with the challenge of identifying quality investments in an uncertain market environment. While overall volatility has retreated from the record highs seen in late 2008 and early 2009, we believe the dispersion of returns at the stock level will remain elevated, particularly as companies begin to trade more on fundamentals rather than on emotion. We believe such an environment, with abundant winners and losers, is ripe for fundamental stock-pickers to generate value. As visibility into corporate earnings increases, our team is excited about select investment opportunities over the coming months, particularly in sectors where quality businesses have lagged the recent rally. At the same time, we remain wary of companies whose stock prices soared in the last half of the Reporting Period without tangible evidence of improving fundamentals. We intend to continue to focus on building quality portfolios through intensive bottom-up research, a strategy that we believe will serve the Funds well in these uncertain times.

As always, we will continue to seek high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate the volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Concentrated International
Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Concentrated International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 22.88%, 21.81%, 21.84%, 23.28% and 22.69%, respectively. These returns compare to the 28.41% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of its benchmark index during the Reporting Period can be primarily attributed to country allocation and individual stock selection. Strong stock selection in the U.K., Italy and Hong Kong was more than offset by weaker stock selection in Spain and France and by the detracting effect of having an overweighted allocation compared to the benchmark in Switzerland. Also, the surge in the international equity markets was driven mostly by lower quality stocks, and because the Fund was rather defensively positioned in higher quality stocks, it lagged its benchmark index.

However, the impact of regulatory settlements during the Reporting Period contributed positively to the Fund’s performance.

Q	Which sectors were among the Fund’s strongest performers for the Reporting Period, and which sectors were weakest?

A	The sectors that contributed most to the Fund’s performance relative to the benchmark were information technology and energy, where stock selection was particularly strong. Effective stock selection and an underweighted position in telecommunication services also helped.

The biggest detractor from the Fund’s relative results during the annual period was financials, where both a modest underweight and stock selection hurt. Positioning in materials, consumer staples and industrials also detracted from performance, though to a more modest degree.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	The Fund’s overall positioning in the U.K., Italy and Hong Kong, as mentioned above, contributed most positively to its returns relative to the benchmark. Within the Fund’s U.K. allocation, the top contributor to performance during the Reporting Period was Autonomy, a software company whose technology allows enterprises and governments to search media files in a conceptual, rather than structural, manner. Autonomy’s shares rose on announcements of new contract wins, better-than-expected full-year results and an accretive acquisition during the annual period. We eliminated the Fund’s position in Autonomy by the end of the annual period, taking profits. Global banking giant HSBC Holdings and diversified metals producer Rio Tinto also were also strong contributors to the Fund’s performance.

The Fund’s strong performance in Italy was driven largely by the Fund’s overweight position in Azimut, an asset management firm that rebounded strongly from its 2008 lows amid a rising equity market and widespread strength in financials. We sold the Fund’s position in Azimut by the end of the annual period, taking profits. In Hong Kong, Asia’s largest property developer Sun Hung Kai Properties was an outstanding performer. Its shares surged after the company reaffirmed its sales target for the year and after its strong credit rating was affirmed in late March. It also benefited from broad strength in the Chinese economy and the Chinese property market, which, in turn, were bolstered by the Chinese government’s stimulus package.

Q	What were some of the Fund’s other winning stocks?

A	Two Japanese holdings — Honda Motor and Fujitsu — were among the strongest positive contributors to the Fund’s performance relative to the benchmark. Honda Motor rallied after a March report indicated auto sales were rising from prior months’ lows. The U.S. government’s summertime “cash for clunkers” program also provided a boost to its retail sales. Computer services provider Fujitsu contributed positively to results after the company issued upbeat profitability forecasts on reduced losses in its chip business. We sold the Fund’s position in Fujitsu by the end of the annual period, taking profits.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	All three of the stocks that detracted most from the Fund’s performance during the annual period were Japanese stocks. Kansai Electric Power, which generates electricity from hydroelectric, thermal, geothermal, and nuclear power sources and distributes it to Osaka and the surrounding Kansai area, was the Fund’s biggest detractor during the annual period. Kansai Electric Power saw its shares decline upon moderating its earnings outlook. The Fund’s position in East Japan Railway, a rail transportation services company and real estate operator, also detracted from performance. Historically viewed as being defensive during recessionary times, passenger data released during the reporting period indicated worse-than-expected ridership levels, putting downward pressure on East Japan Railway’s share price. The stock was also negatively impacted by press announcements surrounding the misuse of river water for power generation and a reduction in weekend highway fees. A position in real estate operator and developer NTT Urban Development detracted from the Fund’s results, as it was unable to recover from a broad slump in real estate names during the first half of the annual period.

Q	What other holdings hurt the Fund’s results relative to the MSCI EAFE Index during the Reporting Period?

A	Exposure to Swiss pharmaceutical company Novartis detracted from the Fund’s results. During the second quarter of 2009, Novartis recovered from earlier weakness, and we sold out of the Fund’s position to make room in the portfolio for names with greater upside potential. A position in France’s diversified banking institution BNP Paribas also disappointed.

Q	Did the Fund make any significant purchases during the fiscal year?

A	We initiated a Fund position in U.K. integrated energy company BP during the fiscal year. At the end of October, BP continued to be one of the Fund’s top energy holdings as we believed the company’s current restructuring combined with its competitive production growth profile should make for a strong company over the long term. Within the telecommunication services sector, we initiated a Fund position in Finland’s Nokia. Upon purchase, we believed the stock would benefit from the company’s capacity for increased market share, particularly in the U.S., and from its improved product portfolio, including smart phones.

Q	What sales did the Fund make during the Reporting Period?

A	In addition to those sales already mentioned, we eliminated the Fund’s holding in Total, a French energy company, to make room in the portfolio for what we believe are more attractive risk/reward opportunities, such as BP. We also sold out of the Fund’s position in Swiss food and nutrition company Nestle given our concerns about pressures on its consumer-driven business.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	As of October 31, 2009, the Fund had overweighted allocations to the U.K., Finland, Ireland, Switzerland and Italy and underweighted exposure to France, Spain, Japan and Germany relative to the benchmark index.

From a sector allocation perspective, the Fund remained somewhat defensively positioned with a bias toward higher quality at the end of the Reporting Period. For example, in financials, regardless of the recent rally, we continue to take a long-term view and prefer to own what we believe are more resilient and higher quality companies that face little risk of recapitalization, such as asset managers and reinsurers. In health care, we have preferred to own companies with what we believe are strong franchises and without immediate risks of drug patent expiration. As of October 31, 2009, the Fund had an overweighted allocation to health care relative to the benchmark index. On the same date, the Fund had underweighted exposure to the utilities, materials, industrials, financials, consumer discretionary and telecommunication services sectors and rather neutral positions relative to the benchmark index in information technology, energy and consumer staples.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
November 1, 2008–October 31, 2009	(based on NAV)[1]	(unhedged)[2]

Class A	22.88%	28.41%
Class B	21.81	28.41
Class C	21.84	28.41
Institutional	23.28	28.41
Service	22.69	28.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-6.35%	1.63%	-0.66%	4.18%	12/1/92
Class B	-6.59	1.62	-0.73	1.91	5/1/96
Class C	-2.72	2.02	-0.72	0.54	8/15/97
Institutional	-0.60	3.18	0.42	3.65	2/7/96
Service	-1.04	2.67	-0.07	3.02	3/6/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.55%
Class B	2.29	2.30
Class C	2.29	2.30
Institutional	1.14	1.15
Service	1.64	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

HSBC Holdings PLC	3.9%	Banks	United Kingdom
BP PLC	3.8	Energy	United Kingdom
Tesco PLC	3.1	Food & Staples Retailing	United Kingdom
BG Group PLC	3.0	Energy	United Kingdom
Roche Holding AG	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Syngenta AG (Registered)	2.7	Materials	Switzerland
Mitsubishi Corp.	2.6	Capital Goods	Japan
Vodafone Group PLC	2.5	Telecommunication Services	United Kingdom
Nokia Corp.	2.5	Technology Hardware & Equipment	Finland
Rio Tinto PLC	2.4	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.8% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced December 1, 1992)
Excluding sales charges	22.88%	1.57%	−0.70%	4.36%
Including sales charges	16.09%	0.43%	−1.26%	4.01%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	21.81%	0.79%	−1.33%	1.72%
Including contingent deferred sales charges	16.61%	0.39%	−1.33%	1.72%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	21.84%	0.81%	−1.32%	0.34%
Including contingent deferred sales charges	20.79%	0.81%	−1.32%	0.34%

Institutional (Commenced February 7, 1996)	23.28%	1.96%	−0.19%	3.46%

Service (Commenced March 6, 1996)	22.69%	1.44%	−0.68%	2.82%

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs International Small Cap Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated average annual total returns, without sales charges, of 37.78%, 36.79%, 36.79%, 38.50% and 37.85%, respectively. These returns compare to the 44.31% average annual total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (gross), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of its benchmark index during the Reporting Period was due primarily to weak stock selection within Canada and Switzerland; to an underweighted allocation to the strong-performing equity market of South Korea; and to weak stock selection within the information technology sector, which was the second-best performing sector within the benchmark. These factors were only partially mitigated by strong individual stock selection within Greece, the Netherlands and Italy and the positive effects of an underweighted allocation to Spain and strong stock selection in the industrials sector.

Q	Which sectors were among the Fund’s strongest performers for the Reporting Period, and which sectors were weakest?

A	The sector that contributed most to the Fund’s performance relative to the benchmark during the Reporting Period was industrials, where, as mentioned, stock selection was particularly strong. Effective stock selection in the consumer discretionary sector also helped.

The biggest detractors from the Fund’s relative results during the annual period were materials, where an underweighted allocation hurt most, and health care, where stock selection disappointed. Weak stock selection in information technology detracted but was partially offset by the beneficial effect of having an overweighted allocation to the strongly performing sector.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	Greece’s retail toy store Jumbo was the leading positive contributor to the Fund’s performance during the Reporting Period. Following a difficult 2008, when the stock sold off due to heavy selling pressure on the Greek equity market broadly and negative consumer sentiment, the stock came back in 2009 year-to-date through October 31. Given its value-based price positioning in the retail market, Jumbo was a beneficiary of consumers trading down from premium brands.

In the Netherlands, the Fund’s holding in Koninklijke Vopak was a significant contributor to Fund performance. Koninklijke Vopak is an independent tank terminal operator. The company provides climate controlled storage facilities for bulk liquids such as oil products, gaseous chemicals, petrochemicals, biofuels and vegetable oils.

The Fund’s strong performance in Italy was driven largely by the Fund’s overweighted position in Azimut Holding, an asset management firm that rebounded strongly from its 2008 lows amid a rising equity market and widespread strength in financials.

By the end of the annual period, we had trimmed the Fund’s positions in each of the three holdings just discussed, taking profits.

Q	What were some of the Fund’s other winning stocks?

A	Germany’s MTU Aero Engines was a significant contributor to Fund performance. MTU Aero Engines is an engine manufacturer for the aerospace/defense industry. Another strong performer for the Fund during the Reporting Period was the U.K.’s Venture Production. Shares of oil exploration and production company Venture Production surged early in 2009, after management announced a strong rise in 2008 net income on the back of record oil prices and higher output as well as on some merger and acquisition speculation.

PORTFOLIO RESULTS

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Within Canada, Fund positions in oilfield well services company Trican Well Service, commercial bank Canadian Western Bank and investment management and advisory services firm AGF Management disappointed most.

Within Switzerland, chocolate and confectionary products manufacturer Lindt & Spruengli and private bank EFG International detracted from results most. A holding in Switzerland’s Bucher Industries, which manufactures food processing machinery, vehicles, and hydraulic components, also disappointed.

Elsewhere, Germany’s Gerresheimer, which develops and produces specialty container products made of glass and plastic, detracted from the Fund’s performance during the annual period. Other poor performers during the Reporting Period included U.K. property investment company Unite Group, French diversified banking institution Société Générale and Japanese commercial bank Seven Bank.

Q	Which holdings within the information technology sector hurt the Fund’s results most during the Reporting Period?

A	As mentioned above, information technology was the second-best performing sector within the Fund’s benchmark index during the Reporting Period. Thus, it was largely a matter of the portfolio not holding some of the best performers in the sector that hurt. Positions held by the Fund that detracted from results included Zappallas, a Japanese Internet content provider for mobile phone users; Micro Focus, a U.K. enterprise software and services firm; and Hudson Soft, a Japanese entertainment software provider.

Q	Did the Fund make any significant purchases during the fiscal year?

A	Among the most significant Fund positions we initiated during the fiscal year were several related to the real estate industry. These included Regus, a U.K. real estate management and services firm, which specializes in operating business centers; Macquarie CountryWide Trust, an Australian shopping center REIT; and Shui On Land, a Hong Kong-listed real estate operator and developer. Other sizable purchases during the Reporting Period included Belle International Holdings, a Hong Kong-listed women’s footwear retailer, and China Shanshui Cement Group, a Hong Kong-listed cement producer.

Q	What sales did the Fund make during the Reporting Period?

A	Among the Fund’s most significant sales during the Reporting Period, we eliminated the Fund’s positions in Dignity, a U.K. funeral-related services provider, and Germany’s Gerresheimer, mentioned above. We also sold out of the Fund’s positions in Corporacion Geo, a Mexican construction company, and Mitie Group, a U.K. provider of building and support services for commercial and industrial properties.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	As of October 31, 2009, the Fund had overweighted allocations to Germany, Italy, South Korea, China and Greece compared to the benchmark. On the same date, the Fund had underweighted exposure to Japan, France, Switzerland, Spain and Hong Kong compared to its benchmark index.

From a sector allocation perspective, the Fund remained somewhat defensively positioned with a bias toward higher quality at the end of the Reporting Period. As of October 31, 2009, the Fund had overweighted allocations to information technology and consumer staples relative to the benchmark index. On the same date, the Fund had underweighted exposure to the industrials, financials, materials, energy and utilities sectors and rather neutral positions relative to the benchmark index in consumer discretionary, health care and telecommunication services.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	S&P Developed ex-US
November 1, 2008–October 31, 2009	(based on NAV)[1]	Small Cap Index (gross)[2]

Class A	37.78%	44.31%
Class B	36.79	44.31
Class C	36.79	44.31
Institutional	38.50	44.31
Service	37.85	44.31

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P Developed Ex-U.S. Small Cap Index (Gross) covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-0.84%	1.58%	0.93%	3.59%	5/1/98
Class B	-0.98	1.60	0.86	3.48	5/1/98
Class C	3.11	1.98	0.84	3.47	5/1/98
Institutional	5.50	3.19	2.03	4.66	5/1/98
Service	4.85	2.64	1.52	4.12	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.78%
Class B	2.35	2.53
Class C	2.35	2.53
Institutional	1.20	1.38
Service	1.70	1.88

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

Virgin Media, Inc.	1.4%	Media	United Kingdom
Kerry Group PLC Class A	1.3	Food, Beverage & Tobacco	Ireland
Geberit AG (Registered)	1.2	Capital Goods	Switzerland
Gemalto NV	1.2	Technology Hardware & Equipment	France
EVS Broadcast Equipment SA	1.2	Technology Hardware & Equipment	Belgium
Hellenic Exchanges SA	1.2	Diversified Financials	Greece
Travis Perkins PLC	1.2	Capital Goods	United Kingdom
MTU Aero Engines Holding AG	1.1	Capital Goods	Germany
Aveva Group PLC	1.1	Software & Services	United Kingdom
Derwent London PLC	1.1	Real Estate Investment Trust	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.2% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on November 1, 1999 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed ex-U.S. Small Cap Index (gross) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 1999 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1998)
Excluding sales charges	37.78%	1.81%	1.26%	3.78%
Including sales charges	30.22%	0.66%	0.69%	3.28%

Class B (Commenced May 1, 1998)
Excluding contingent deferred sales charges	36.79%	1.06%	0.62%	3.17%
Including contingent deferred sales charges	31.60%	0.65%	0.62%	3.17%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	36.79%	1.07%	0.61%	3.16%
Including contingent deferred sales charges	35.74%	1.07%	0.61%	3.16%

Institutional (Commenced May 1, 1998)	38.50%	2.24%	1.78%	4.34%

Service (Commenced May 1, 1998)	37.85%	1.74%	1.29%	3.82%

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the twelve-month period ended October 31, 2009.

Q	How did the Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Class IR and Class R Shares generated average annual total returns, without sales charges, of 22.50%, 21.58%, 21.47% 22.91%, 22.71% and 22.07%, respectively. These returns compare to the 28.41% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s underperformance of its benchmark index during the Reporting Period can be primarily attributed to individual stock selection overall along with an underweighted allocation to Developed Asia ex-Japan. Strong stock selection in the U.K. was more than offset by weaker stock selection in Continental Europe, especially Spain and France. An overweighted allocation compared to the benchmark in Switzerland and an underweighted exposure compared to the benchmark index in Spain and Australia also detracted from performance. Further, the surge in the international equity markets was driven mostly by lower quality stocks, and because the Fund was rather defensively positioned in higher quality stocks, it lagged its benchmark index.

The impact of regulatory settlements during the Reporting Period contributed to the Fund’s performance.

Q	Which sectors were among the Fund’s strongest performers for the Reporting Period, and which sectors were weakest?

A	Stock selection in the information technology and consumer discretionary sectors contributed most to the Fund’s performance relative to its benchmark.

The biggest detractor from the Fund’s relative results during the annual period was financials, where both an underweight and stock selection hurt. Weak stock selection in materials and consumer staples also detracted from performance.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	The Fund’s overall positioning in the U.K., as mentioned above, contributed most positively to its returns relative to the benchmark. Within the Fund’s U.K. allocation, the top contributor to performance during the Reporting Period was Autonomy, a software company whose technology allows enterprises and governments to search media files in a conceptual, rather than structural, manner. Autonomy’s shares rose on announcements of new contract wins, better-than-expected full-year results and an accretive acquisition during the annual period. We eliminated the Fund’s position in Autonomy by the end of the annual period, taking profits. Another strong U.K. performer was Venture Production. Shares of oil exploration and production company Venture Production surged early in 2009, after management announced a strong rise in 2008 net income on the back of record oil prices and higher output as well as on some merger and acquisition speculation. Commercial bank HSBC Holdings and diversified metals producer Rio Tinto were also strong contributors to the Fund’s performance.

Q	What were some of the Fund’s other winning stocks?

A	Other winning stocks for the Fund during the Reporting Period included Hong Kong’s Sun Hung Kai Properties and Italy’s Azimut Holding. Sun Hung Kai Properties, Asia’s largest property developer, saw its shares surge after the company reaffirmed its sales target for the year and after its strong credit rating was affirmed in late March. It also benefited from broad strength in the Chinese economy and the Chinese property market, which, in turn, were bolstered by the Chinese government’s stimulus package. Shares of asset management firm Azimut Holding rebounded strongly from its 2008 lows amid a rising equity market and widespread strength in financials. We trimmed the Fund’s positions in both of these holdings by the end of the annual period, taking profits.

PORTFOLIO RESULTS

Another strong contributor to the Fund’s performance was Nippon Telegraph & Telephone, the Japanese telecommunication services giant. Nippon Telegraph & Telephone’s shares showed resilience in the equity market downturn at the end of 2008, reflecting a record of solid revenue growth.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The stocks that detracted most from the Fund’s performance during the annual period were France’s diversified banking institution BNP Paribas, Swiss pharmaceutical company Novartis and Spain’s leading telecommunications operator Telefonica.

BNP Paribas detracted due to the Fund having only a modest position in a stock that performed well. Exposure to Swiss pharmaceutical company Novartis detracted from the Fund’s results for the annual period overall, but Novartis recovered from earlier weakness during the second quarter of 2009, and so we sold out of the Fund’s position to make room in the portfolio for names with what we believe have greater upside potential. We initiated a Fund position in Telefonica during the first quarter of 2009 because we favored the company’s dominant market share and good free cash flow. However, Telefonica’s stock did not perform well from our date of purchase through the end of October due primarily to concerns regarding consumer demand, and so it detracted from results.

Q	What other holdings hurt the Fund’s results relative to the MSCI EAFE Index during the Reporting Period?

A	Kansai Electric Power, which generates electricity from hydroelectric, thermal, geothermal, and nuclear power sources and distributes it to Osaka and the surrounding Kansai area, detracted from the Fund’s results during the annual period. Kansai Electric Power saw its shares decline upon moderating its earnings outlook. Having an underweighted position in Barclays, whose shares gained significantly during the Reporting Period, detracted as well. Indeed, the Fund’s underweight in banks overall pressured relative returns, especially as the more leveraged banks led the equity market rally. Regardless of the rally in the financials sector, however, we continued to take a long-term view and preferred to own what we believe are more resilient and higher quality companies that face little risk of recapitalization, such as asset managers and reinsurers.

A position in KDDI, Japan’s second-largest mobile phone operator, disappointed. We initiated a Fund position in KDDI early in the Reporting Period, seeking to take advantage of price weakness. KDDI provides both wireless and fixed-line services in Japan. At the time of purchase, we believed that price competition in the mobile business may ease, that the company’s earnings should recover and that the stock’s valuation was attractive relative to its peers. During the annual period, however, KDDI’s share price fell further based on declines in year-over-year revenues given decreased handset sales.

Q	Did the Fund make any significant purchases during the fiscal year?

A	In addition to those purchases already mentioned, we added U.K. health care and sciences conglomerate Bayer. We had a favorable view of the company’s new CEO, particularly with regard to his track record of improving profitability and allocating shareholder capital. We were also encouraged by Bayer’s strong pharmaceutical pipeline and improving material sciences business. We also initiated a Fund position in Rio Tinto, the second largest global mining company, as we believed the company was well positioned for the anticipated recovery in aluminum prices should confidence return to the auto and construction markets. Another significant purchase for the Fund during the Reporting Period was Syngenta, the Swiss-based agrichemicals company focused on crop protection and seeds production. We believe demand over the long term is likely to outstrip agricultural acreage growth, requiring accelerated yield improvement. In turn, such a supply/demand imbalance may prompt sustained demand for Syngenta’s expanding range of products.

Q	What sales did the Fund make during the Reporting Period?

A	In addition to those sales already mentioned, we sold out of the Fund’s position in Swiss bank Credit Suisse to make

PORTFOLIO RESULTS

room for what we believe are more attractive risk/reward opportunities in the portfolio. We also eliminated the Fund’s position in Total, the French energy company. We believed that Total was more sensitive than some of its competitors to weakness in natural gas prices, where inventory levels were high and new liquid natural gas supplies were coming on-stream. Total was also particularly sensitive, in our view, to any further weakness in European refining margins in light of continued weak demand.

Q	How was the Fund positioned relative to its benchmark index at the end of October 2009?

A	As of October 31, 2009, the Fund had overweighted allocations to the U.K., Switzerland, Italy and Finland and underweighted exposure to France, Germany and Spain compared to the MSCI EAFE Index.

From a sector allocation perspective, the Fund remained somewhat defensively positioned with a bias toward higher quality at the end of the Reporting Period. As of October 31, 2009, the Fund had no significant sector overweights relative to the MSCI EAFE Index. On the same date, the Fund had underweighted exposure to the financials, materials, consumer discretionary, industrials and utilities sectors and rather neutral positions relative to the benchmark index in consumer staples, energy, health care, telecommunication services and information technology.

As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund
as of October 31, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2008–October 31, 2009	(based on NAV)[1]	Index (unhedged)[2]

Class A	22.50%	28.41%
Class B	21.58	28.41
Class C	21.47	28.41
Institutional	22.91	28.41
Class IR	22.71	28.41
Class R	22.07	28.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 9/30/09	One Year	Since Inception	Inception Date

Class A	-6.04%	-16.24%	6/25/07
Class B	-6.37	-15.95	6/25/07
Class C	-2.40	-14.80	6/25/07
Institutional	-0.39	-13.81	6/25/07
Class IR	-0.38	-20.22	11/30/07
Class R	-0.91	-20.64	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.78%
Class B	2.20	2.53
Class C	2.20	2.53
Institutional	1.05	1.38
Class IR	1.20	1.53
Class R	1.70	2.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 10/31/095

	% of Net
Holding	Assets	Line of Business	Country

BP PLC	3.2%	Energy	United Kingdom
HSBC Holdings PLC	3.2	Banks	United Kingdom
BG Group PLC	2.3	Energy	United Kingdom
Tesco PLC	2.3	Food & Staples Retailing	United Kingdom
Roche Holding AG	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Nokia Oyj	2.0	Technology Hardware & Equipment	Finland
Koninklijke KPN NV	1.9	Telecommunication Services	Netherlands
Syngenta AG (Registered)	1.8	Materials	Switzerland
Eni SpA	1.8	Energy	Italy
Rio Tinto PLC	1.7	Materials	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATIONS AS OF 10/31/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 6.8% of the Fund’s net assets at October 31, 2009.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary
October 31, 2009

The following graph shows the value, as of October 31, 2009, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (including a maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2009.

Average Annual Total Return through October 31, 2009	One Year	Since Inception

Class A (Commenced June 25, 2007)
Excluding sales charges	22.50%	–14.68%
Including sales charges	15.81%	–16.70%

Class B (Commenced June 25, 2007)
Excluding contingent deferred charges	21.58%	–15.38%
Including contingent deferred charges	16.39%	–16.46%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	21.47%	–15.34%
Including contingent deferred charges	20.43%	–15.34%

Institutional (Commenced June 25, 2007)	22.91%	–14.36%

Class IR (Commenced November 30, 2007)	22.71%	–20.59%

Class R (Commenced November 30, 2007)	22.07%	–20.99%

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 90.4%

Cyprus – 0.8%
355,852	ProSafe SE (Energy)	$1,852,645

Denmark – 0.6%
21,669	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,346,213

Finland – 3.9%
424,811	Nokia Oyj (Technology Hardware & Equipment)	5,365,887
143,371	Nokian Renkaat Oyj (Automobiles & Components)(a)	3,059,258

		8,425,145

France – 4.2%
35,631	Alstom SA (Capital Goods)	2,468,805
118,536	AXA SA (Insurance)	2,948,012
54,254	Societe Generale (Banks)	3,603,543

		9,020,360

Germany – 6.4%
69,100	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,794,187
83,785	E.ON AG (Utilities)	3,211,053
45,356	HeidelbergCement AG (Materials)	2,712,965
67,512	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	3,074,818

		13,793,023

Hong Kong – 3.0%
424,500	Kerry Properties Ltd. (Real Estate)	2,366,905
272,000	Sun Hung Kai Properties Ltd. (Real Estate)	4,120,938

		6,487,843

Ireland – 1.8%
130,269	Kerry Group PLC Class A (Food, Beverage & Tobacco)	3,860,919

Italy – 4.4%
813,529	Intesa Sanpaolo SpA (Banks)*	3,423,723
184,436	Mediobanca SpA (Diversified Financials)	2,352,590
765,085	Snam Rete Gas SpA (Utilities)(a)	3,710,827

		9,487,140

Japan – 19.4%
319,000	Daiwa Securities Group, Inc. (Diversified Financials)	1,679,000
41,900	East Japan Railway Co. (Transportation)	2,683,226
82,800	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	2,353,944
183,500	Komatsu Ltd. (Capital Goods)	3,577,321
266,200	Mitsubishi Corp. (Capital Goods)	5,643,534

251,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	3,204,458
365,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,946,268
189,000	Mitsui Fudosan Co. Ltd. (Real Estate)	3,058,022
13,900	Nintendo Co. Ltd. (Software & Services)	3,486,463
308,700	Panasonic Corp. (Consumer Durables & Apparel)	4,357,311
84,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	1,854,274
48,300	Shin-Etsu Chemical Co. Ltd. (Materials)	2,561,412
57,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,954,432
94,800	Toyota Motor Corp. (Automobiles & Components)	3,742,415

		42,102,080

Luxembourg – 1.6%
159,287	SES SA FDR (Media)	3,451,394

Netherlands – 3.4%
330,040	Aegon NV (Insurance)*	2,345,740
282,200	Koninklijke KPN NV (Telecommunication Services)	5,118,752

		7,464,492

Singapore – 0.6%
289,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	1,274,189

Spain – 1.0%
141,471	Banco Santander SA (Banks)	2,276,589

Switzerland – 8.9%
36,570	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,857,159
24,342	Syngenta AG (Registered) (Materials)	5,763,728
32,353	Synthes, Inc. (Health Care Equipment & Services)	3,838,079
227,150	UBS AG (Registered) (Diversified Financials)*	3,787,668

		19,246,634

United Kingdom – 30.4%
763,000	Barclays PLC (Banks)*	3,998,935
375,500	BG Group PLC (Energy)	6,463,584
871,000	BP PLC (Energy)(b)	8,161,485
763,265	HSBC Holdings PLC (Banks)	8,434,150
103,129	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,039,142
642,818	Invensys PLC (Capital Goods)	2,971,302
393,613	Reed Elsevier PLC (Media)	2,980,115

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

116,791	Rio Tinto PLC (Materials)	$5,163,305
128,502	Schroders PLC (Diversified Financials)	2,310,552
217,508	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,846,769
159,507	Smiths Group PLC (Capital Goods)	2,328,148
82,718	SOCO International PLC (Energy)*	1,745,317
655,909	Standard Life PLC (Insurance)	2,338,164
999,513	Tesco PLC (Food & Staples Retailing)	6,664,443
2,480,199	Vodafone Group PLC (Telecommunication Services)	5,465,932

		65,911,343

TOTAL COMMON STOCKS
(Cost $184,355,828)		$196,000,009

Exchange Traded Fund(a) – 5.3%

Australia – 5.3%
522,872	iShares MSCI Australia Index Fund	$11,466,583
(Cost $6,151,025)

		Expiration
Units	Description	Month	Value

Right* – 0.0%

Spain – 0.0%
1,554	Banco Santander SA (Banks)	11/09	$25,008
(Cost $0)

Warrant* – 0.0%

Italy – 0.0%
175,654	Mediobanca SpA (Diversified Financials)	03/11	$—
(Cost $0)

Shares	Rate	Value

Short-term Investment – 4.3%

Investment Company(c) – 4.3%
JPMorgan U.S. Government Money Market Fund – Capital Shares
9,346,801	0.102%	$9,346,801
(Cost $9,346,801)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $199,853,654)		$216,838,401

Securities Lending Reinvestment Vehicle(c)(d) – 4.8%

Boston Global Investment Trust – Enhanced Portfolio
10,438,548	0.177%	$10,428,110
(Cost $10,428,110)

TOTAL INVESTMENTS – 104.8%
(Cost $210,281,764)		$227,266,511

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(10,307,548)

NET ASSETS – 100.0%		$216,958,963

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
FDR	—	Fiduciary Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	26	December 2009	$1,043,047	$(57,166)
FTSE 100 Index	6	December 2009	492,473	(20,860)
SPI 200 Index	61	December 2009	6,347,498	41,526

TOTAL				$(36,500)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 88.9%

Australia – 5.3%
64,762	Ansell Ltd. (Health Care Equipment & Services)	$598,387
203,750	Centennial Coal Co. Ltd. (Energy)	569,039
56,612	Computershare Ltd. (Software & Services)	549,616
346,228	DUET Group (Utilities)	523,806
187,241	Iluka Resources Ltd. (Materials)*	580,080
81,663	Iress Market Technology Ltd. (Software & Services)	563,185
975,620	Macquarie CountryWide Trust (REIT)	539,784
502,638	Mount Gibson Iron Ltd. (Materials)*	530,960
17,727	Perpetual Ltd. (Diversified Financials)	590,726

		5,045,583

Austria – 1.4%
14,927	Andritz AG (Capital Goods)	822,026
12,481	Intercell AG (Pharmaceuticals, Biotechnology & Life Sciences)*	482,184

		1,304,210

Belgium – 1.2%
15,226	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	1,119,631

Bermuda – 0.7%
132,410	Hiscox Ltd. (Insurance)	694,391

China – 2.3%
690,000	China Shanshui Cement Group Ltd. Class H (Materials)	492,705
242,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	497,383
10,900	CNinsure, Inc. ADR Class H (Insurance)	220,943
336,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	577,893
678,000	Shui On Land Ltd. Class H (Real Estate)	410,962

		2,199,886

Cyprus – 0.6%
105,091	ProSafe SE (Energy)	547,127

Finland – 1.5%
40,020	Nokian Renkaat Oyj (Automobiles & Components)(a)	853,949
74,422	Stora Enso Oyj R Shares (Materials)*	563,299

		1,417,248

France – 5.8%
21,053	Atos Origin SA (Software & Services)*	985,631

27,074	Gemalto NV (Technology Hardware & Equipment)*	1,137,853
35,571	Ingenico SA (Technology Hardware & Equipment)	877,992
14,770	Publicis Groupe SA (Media)	561,223
17,094	Saft Groupe SA (Capital Goods)	887,538
8,403	SEB SA (Consumer Durables & Apparel)	467,696
15,210	SeLoger.com (Media)*	532,682

		5,450,615

Germany – 6.8%
20,831	Adidas AG (Registered) (Consumer Durables & Apparel)	964,487
41,177	Deutsche Lufthansa AG (Registered) (Transportation)	635,834
65,314	Dialog Semiconductor PLC (Semiconductors & Semiconductor Equipment)*	566,410
13,760	HeidelbergCement AG (Materials)	823,053
8,458	K+S AG (Materials)	461,693
23,242	MTU Aero Engines Holding AG (Capital Goods)	1,056,146
4,139	Rational AG (Consumer Durables & Apparel)(a)	581,280
6,644	Salzgitter AG (Materials)	597,297
50,841	Tognum AG (Capital Goods)	777,009

		6,463,209

Greece – 2.0%
77,880	Hellenic Exchanges SA (Diversified Financials)	1,107,711
66,050	Jumbo SA (Retailing)	825,836

		1,933,547

Hong Kong – 0.5%
517,000	Belle International Holdings Ltd. (Retailing)	521,976

Ireland – 1.3%
40,451	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,198,889

Italy – 5.0%
76,288	Azimut Holding SpA (Diversified Financials)	920,442
132,688	Banca Popolare Di Milano Scarl (Banks)	987,246
98,307	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	938,085
50,592	Indesit Co. SpA (Consumer Durables & Apparel)*	573,431
166,708	Saras SpA (Energy)	541,302
152,705	Snam Rete Gas SpA (Utilities)(a)	740,652

		4,701,158

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)

Japan – 18.4%
10,300	Alfresa Holdings Corp. (Health Care Equipment & Services)	$445,325
18,100	ASKUL Corp. (Retailing)	355,406
8,800	Autobacs Seven Co. Ltd. (Retailing)	296,792
7,200	Benesse Holdings, Inc. (Consumer Services)	317,471
38,200	Cosel Co. Ltd. (Capital Goods)	429,142
14,000	Don Quijote Co. Ltd. (Retailing)	374,146
10,800	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	329,772
53	EPS Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	212,499
9,700	FP Corp. (Materials)	480,537
68,000	Fukuyama Transporting Co. Ltd. (Transportation)	353,563
7,400	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	345,260
21,200	Hitachi Chemical Co. Ltd. (Materials)	420,877
46,000	Hitachi Kokusai Electric, Inc. (Technology Hardware & Equipment)	355,442
22,800	Keihin Corp. (Automobiles & Components)	346,318
36,000	Kinden Corp. (Capital Goods)	292,373
38,000	Kubota Corp. (Capital Goods)	295,290
31,500	Kuraray Co. Ltd. (Materials)	325,187
8,500	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	406,747
91,000	Maeda Corp. (Capital Goods)	250,254
8,400	MEIJI Holdings Co. Ltd. (Food, Beverage & Tobacco)*	342,124
16,300	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	211,626
110,000	Mitsui Mining & Smelting Co. Ltd. (Materials)*	283,444
139	MTI Ltd. (Software & Services)	329,738
35,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	396,667
37,100	Nichii Gakkan Co. (Health Care Equipment & Services)	367,972
63,000	Nippon Denko Co. Ltd. (Materials)	448,164
103,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	303,503
14,000	Nipro Corp. (Health Care Equipment & Services)	302,233
5,380	Point, Inc. (Retailing)	318,021
249	Rakuten, Inc. (Retailing)	170,528
13,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	452,900
97	So-net M3, Inc. (Health Care Equipment & Services)	332,744

12,530	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	439,395
24,800	Takata Corp. (Automobiles & Components)	462,722
61,000	The Awa Bank Ltd. (Banks)	317,811
81,000	The Hachijuni Bank Ltd. (Banks)	479,205
66,000	The Higo Bank Ltd. (Banks)	390,695
37,000	The Japan Steel Works Ltd. (Capital Goods)	408,049
45,600	The Sankei Building Co. Ltd. (Real Estate)	352,050
9,500	THK Co. Ltd. (Capital Goods)	164,158
138,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	447,243
52,000	Tokuyama Corp. (Materials)	326,747
12,100	Union Tool Co. (Capital Goods)	352,873
27,300	Warabeya Nichiyo Co. Ltd. (Food, Beverage & Tobacco)	333,906
681	Works Applications Co. Ltd. (Software & Services)	403,293
20,800	Xebio Co. Ltd. (Retailing)	470,606
15,000	Yamato Kogyo Co. Ltd. (Materials)	450,149
52,400	Yokogawa Electric Corp. (Technology Hardware & Equipment)	424,692
195	Zappallas, Inc. (Software & Services)	318,544

		17,434,203

Jersey – 0.7%
9,541	Randgold Resources Ltd. (Materials)	628,960

Luxembourg – 2.3%
13,225	Millicom International Cellular SA SDR (Telecommunication Services)*	849,262
505,766	Regus PLC (Commercial & Professional Services)	844,773
23,326	SES SA FDR (Media)	505,422

		2,199,457

Netherlands – 3.2%
22,539	Eurocommercial Properties NV CVA (REIT)	976,443
10,056	Fugro NV CVA (Energy)	560,105
14,394	Koninklijke Vopak NV (Transportation)*	971,125
26,074	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	540,706

		3,048,379

Papua New Guinea – 0.6%
101,067	Oil Search Ltd. (Energy)	524,170

Singapore – 0.6%
632,000	Suntec Real Estate Investment Trust (REIT)	537,593

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)

South Korea – 3.8%
42,160	Daehan Steel Co. Ltd. (Materials)	$461,288

75,650	Daesang Corp. (Food, Beverage & Tobacco)*	528,554
16,360	Hana Tour Service, Inc. (Consumer Services)	493,760
41,800	Hansol Paper Co. Ltd. (Materials)*	367,243
12,650	Hanwha Corp. (Materials)	404,231
13,690	Hyundai Development Co. (Capital Goods)	405,174
52,430	Korean Reinsurance Co. Ltd. (Insurance)	473,716
59,580	LG Telecom Ltd. (Telecommunication Services)	446,387

		3,580,353

Spain – 1.6%
39,018	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	630,396
32,287	Viscofan SA (Food, Beverage & Tobacco)	843,923

		1,474,319

Sweden – 1.0%
116,656	Hufvudstaden AB Class A (Real Estate)	918,575

Switzerland – 5.3%
1,197	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*	668,682
84,245	Clariant AG (Registered) (Materials)*	805,413
6,918	Geberit AG (Registered) (Capital Goods)	1,144,429
1,628	Kuoni Reisen Holding AG (Consumer Services)	551,844
331	Lindt & Spruengli AG (Food, Beverage & Tobacco)	696,901
12,316	Noble Corp.	501,754
9,272	Panalpina Welttransport Holding AG (Transportation)	649,327

		5,018,350

United Kingdom – 17.0%
128,112	Amlin PLC (Insurance)	741,530
70,134	Aveva Group PLC (Software & Services)	1,021,497
87,807	Charter International PLC (Capital Goods)	998,554
19,791	Chemring Group PLC (Capital Goods)	857,021
73,722	Close Brothers Group PLC (Diversified Financials)	847,755
117,798	CSR PLC (Semiconductors & Semiconductor Equipment)*	859,810
50,027	Derwent London PLC (REIT)	1,019,018
139,064	Gem Diamonds Ltd. (Materials)*	524,169

107,841	Greene King PLC (Consumer Services)	696,740
150,701	Halfords Group PLC (Retailing)	966,284
197,258	Healthcare Locums PLC (Health Care Equipment & Services)	839,615
32,330	Homeserve PLC (Commercial & Professional Services)	855,613
130,988	Micro Focus International PLC (Software & Services)	724,218
45,602	Schroders PLC (Diversified Financials)(b)	819,955
274,056	SIG PLC (Capital Goods)*	533,324
23,637	SOCO International PLC (Energy)*	498,731
88,535	Travis Perkins PLC (Capital Goods)*	1,092,188
94,051	Virgin Media, Inc. (Media)	1,313,892
328,596	William Hill PLC (Consumer Services)	902,267

		16,112,181

TOTAL COMMON STOCKS
(Cost $81,626,775)		$84,074,010

Exchange Traded Funds – 8.3%

Canada – 8.3%
144,639	iShares CDN S&P/TSX 60 Index Fund	$2,172,158
265,700	iShares CDN S&P/TSX Completion Index Fund	4,105,637
133,100	iShares CDN S&P/TSX SmallCap Index Fund	1,567,112

TOTAL EXCHANGE TRADED FUNDS
(Cost $6,439,111)		$7,844,907

Shares	Rate	Value

Short-term Investment – 3.4%

Investment Company(c) – 3.4%
JPMorgan U.S. Government Money Market Fund – Capital Shares
3,186,560	0.102%	$3,186,560
(Cost $3,186,560)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $91,252,446)		$95,105,477

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 1.2%

Boston Global Investment Trust – Enhanced Portfolio
1,142,364	0.177%	$1,141,222
(Cost $1,141,222)

TOTAL INVESTMENTS – 101.8%
(Cost $92,393,668)		$96,246,699

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.8)%		(1,742,411)

NET ASSETS – 100.0%		$94,504,288

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CDN	—	Canadian
CVA	—	Dutch Certification
FDR	—	Fiduciary Depositary Receipt
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Loss

Dow Jones STOXX Small 200 Index	27	December 2009	$1,110,978	$(29,157)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
October 31, 2009

Shares	Description	Value

Common Stocks – 90.2%

Bermuda – 0.3%
42,295	Hiscox Ltd. (Insurance)	$221,805

Cyprus – 0.3%
52,921	ProSafe SE (Energy)	275,519

Denmark – 1.1%
5,837	Carlsberg A/S Class B (Food, Beverage & Tobacco)	409,230
7,904	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	491,046

		900,276

Finland – 2.8%
125,323	Nokia Oyj (Technology Hardware & Equipment)	1,582,984
32,673	Nokian Renkaat Oyj (Automobiles & Components)	697,178

		2,280,162

France – 7.0%
6,963	Air Liquide SA (Materials)	749,920
6,504	Alstom SA (Capital Goods)	450,650
39,642	AXA SA (Insurance)	985,904
12,340	BNP Paribas (Banks)	929,624
13,079	Compagnie Generale de Geophysique-Veritas (Energy)*	259,034
39,622	Safran SA (Capital Goods)	639,213
16,582	Societe Generale (Banks)	1,101,374
9,096	Sodexo (Consumer Services)	519,443

		5,635,162

Germany – 5.2%
16,250	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,127,432
31,230	E.ON AG (Utilities)	1,196,887
3,758	Hamburger Hafen und Logistik AG (Transportation)	146,414
10,094	HeidelbergCement AG (Materials)	603,772
16,907	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	770,025
3,408	Salzgitter AG (Materials)	306,380

		4,150,910

Hong Kong – 2.6%
237,500	BOC Hong Kong (Holdings) Ltd. (Banks)	546,697
20,300	Hang Seng Bank Ltd. (Banks)	286,781
74,000	Kerry Properties Ltd. (Real Estate)	412,605
54,000	Sun Hung Kai Properties Ltd. (Real Estate)	818,127

		2,064,210

Ireland – 1.3%
179	CRH PLC (Materials)	4,390
34,034	Kerry Group PLC Class A (Food, Beverage & Tobacco)	1,008,701

		1,013,091

Italy – 6.6%
27,206	Azimut Holding SpA (Diversified Financials)	328,250
48,960	Banca Popolare Di Milano Scarl (Banks)	364,280
58,107	Eni SpA (Energy)	1,439,124
209,735	Intesa Sanpaolo SpA (Banks)*	882,666
43,664	Mediobanca SpA (Diversified Financials)	556,960
223,490	Snam Rete Gas SpA (Utilities)(a)	1,083,975
59,719	Terna Rete Elettrica Nazionale SpA (Utilities)	236,773
29,849	Unione di Banche Italiane ScpA (Banks)	426,359

		5,318,387

Japan – 20.5%
10,800	ABC-Mart, Inc. (Retailing)	313,020
51,000	Ajinomoto Co., Inc. (Food, Beverage & Tobacco)	478,667
80,000	Daiwa Securities Group, Inc. (Diversified Financials)	421,066
9,800	East Japan Railway Co. (Transportation)	627,580
22,000	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	625,444
69,000	Fujitsu Ltd. (Technology Hardware & Equipment)	406,327
9,500	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	443,239
19,200	Honda Motor Co. Ltd. (Automobiles & Components)	593,024
14,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	228,523
29,000	Koito Manufacturing Co. Ltd. (Automobiles & Components)	415,725
33,100	Komatsu Ltd. (Capital Goods)	645,283
37,000	Kuraray Co. Ltd. (Materials)	381,966
6,500	Kyocera Corp. (Technology Hardware & Equipment)	545,247
7,000	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	334,968
29,100	Mitsubishi Corp. (Capital Goods)	616,930
26,000	Mitsubishi Electric Corp. (Capital Goods)*	197,779
46,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	587,271

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

140,300	Mitsubishi UFJ Financial Group, Inc. (Banks)	$747,295
49,500	Mitsui & Co. Ltd. (Capital Goods)	650,081
23,000	Mitsui Fudosan Co. Ltd. (Real Estate)	372,140
106,000	Mitsui Mining & Smelting Co. Ltd. (Materials)*	273,137
9,100	Mitsui Sumitomo Insurance Group Holdings, Inc. (Insurance)	211,830
1,500	Nintendo Co. Ltd. (Software & Services)	376,237
87,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	256,357
56,000	Nippon Yusen Kabushiki Kaisha (Transportation)	206,714
532	NTT DoCoMo, Inc. (Telecommunication Services)	771,540
2,900	ORIX Corp. (Diversified Financials)	187,325
30,600	Panasonic Corp. (Consumer Durables & Apparel)	431,920
9,000	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	308,796
15,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	339,330
5,900	Shin-Etsu Chemical Co. Ltd. (Materials)	312,885
106,000	Sumitomo Metal Industries Ltd. (Materials)	270,808
21,000	Sumitomo Metal Mining Co. Ltd. (Materials)	332,107
16,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	567,635
56,000	The Chiba Bank Ltd. (Banks)	345,346
49,000	Tokuyama Corp. (Materials)	307,896
63,000	Toshiba Corp. (Technology Hardware & Equipment)*	360,067
20,200	Toyota Motor Corp. (Automobiles & Components)	797,435
19,300	Yokogawa Electric Corp. (Technology Hardware & Equipment)	156,423

		16,445,363

Jersey – 0.1%
758	Randgold Resources Ltd. (Materials)	49,969

Luxembourg – 0.9%
32,412	SES SA FDR (Media)	702,296

Netherlands – 2.6%
85,770	Aegon NV (Insurance)*	609,605
83,850	Koninklijke KPN NV (Telecommunication Services)	1,520,934

		2,130,539

Norway – 0.3%
27,127	Petroleum Geo-Services ASA (Energy)*	255,445

Singapore – 0.7%
121,000	Singapore Press Holdings Ltd. (Media)	331,354
53,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	233,675

		565,029

Spain – 1.5%
17,016	Banco Santander SA (Banks)	273,826
35,000	Telefonica SA (Telecommunication Services)	977,428

		1,251,254

Switzerland – 10.9%
13,642	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	381,892
6,427	Kuehne + Nagel International AG (Registered) (Transportation)	582,310
136	Lindt & Spruengli AG (Food, Beverage & Tobacco)	286,340
17,308	Nestle SA (Registered) (Food, Beverage & Tobacco)	804,850
13,193	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	687,014
10,529	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,686,356
1,101	Straumann Holding AG (Registered) (Health Care Equipment & Services)	265,754
6,236	Syngenta AG (Registered) (Materials)	1,476,568
7,988	Synthes, Inc. (Health Care Equipment & Services)	947,627
74,743	UBS AG (Registered) (Diversified Financials)*	1,246,320
29,595	Xstrata PLC (Materials)*	426,272

		8,791,303

United Kingdom – 25.5%
24,010	Aegis Group PLC (Media)	43,162
58,952	Amlin PLC (Insurance)	341,222
252,900	Barclays PLC (Banks)*	1,325,466
107,034	BG Group PLC (Energy)	1,842,405
51,153	Bodycote PLC (Capital Goods)	136,676
276,800	BP PLC (Energy)	2,593,685
25,704	Charter International PLC (Capital Goods)	292,310
36,360	Cookson Group PLC (Capital Goods)*	216,966
230,971	HSBC Holdings PLC (Banks)	2,552,251

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
October 31, 2009

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

44,323	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	$1,306,169
35,815	Inmarsat PLC (Telecommunication Services)	328,414
66,948	Invensys PLC (Capital Goods)	309,454
32,208	Land Securities Group PLC (REIT)	348,493
108,121	Reed Elsevier PLC (Media)	818,604
30,351	Rio Tinto PLC (Materials)	1,341,811
33,026	Schroders PLC (Diversified Financials)	593,830
49,769	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	880,197
142,880	SIG PLC (Capital Goods)*	278,050
22,024	Smiths Group PLC (Capital Goods)	321,460
18,326	SOCO International PLC (Energy)*	386,671
166,008	Standard Life PLC (Insurance)	591,780
275,482	Tesco PLC (Food & Staples Retailing)	1,836,829
20,765	The Berkeley Group Holdings PLC (Consumer Durables & Apparel)*	289,829
56,715	The Morgan Crucible Co. PLC (Capital Goods)	145,680
608,195	Vodafone Group PLC (Telecommunication Services)	1,340,357

		20,461,771

TOTAL COMMON STOCKS
(Cost $66,390,290)		$72,512,491

Exchange Traded Fund(a) – 5.2%

Australia – 5.2%
191,788	iShares MSCI Australia Index Fund	$4,205,911
(Cost $2,244,136)

		Expiration
Units	Description	Month	Value

Right* – 0.0%

Spain – 0.0%
368	Banco Santander SA (Banks)	11/09	$5,922
(Cost $0)

Warrant* – 0.0%

Italy – 0.0%
41,585	Mediobanca SpA (Diversified Financials)	03/11	$—
(Cost $0)

Shares	Rate	Value

Short-term Investment – 3.6%

Investment Company(c) – 3.6%
JPMorgan U.S. Government Money Market Fund – Capital Shares
2,890,543	0.102%	$2,890,543
(Cost $2,890,543)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $71,524,969)		$79,614,867

Securities Lending Reinvestment Vehicle(b)(c) – 6.8%

Boston Global Investment Trust – Enhanced Portfolio
5,427,709	0.177%	$5,422,281
(Cost $5,417,245)

TOTAL INVESTMENTS – 105.8%
(Cost $76,942,214)		$85,037,148

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.8)%		(4,658,856)

NET ASSETS – 100.0%		$80,378,292

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
FDR	—	Fiduciary Deposit Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Expiration		Unrealized
Type	Long	Date	Value	Gain (Loss)

Dow Jones EURO STOXX 50 Index	10	December 2009	$401,172	$(14,415)
FTSE 100 Index	1	December 2009	82,079	(1,915)
SPI 200 Index	24	December 2009	2,497,376	14,321

TOTAL				$(2,009)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2009

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $199,853,654, $91,252,446 and $71,524,969, respectively)(a)	$216,838,401	$95,105,477	$79,614,867
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $10,428,110, $1,141,222 and $5,417,245, respectively)	10,428,110	1,141,222	5,422,281
Cash(b)	—	—	360,000
Foreign currencies, at value (identified cost $54,340, $840,819 and $17,848, respectively)	54,377	840,668	21,983
Receivables:
Investment securities sold, at value	9,031,820	914,518	3,017,370
Regulatory settlement proceeds	2,074,354	80,790	3,015
Dividends, at value	510,587	135,719	156,598
Foreign tax reclaims, at value	125,476	60,653	123,543
Fund shares sold	67,168	143,665	272,305
Due from broker — variation margin, at value	40,238	14,368	1,547
Reimbursement from investment adviser	20,538	42,636	35,812
Securities lending income	7,433	1,409	2,225

Total assets	239,198,502	98,481,125	89,031,546

Liabilities:

Due to custodian	—	157,072	4,559
Payables:
Investment securities purchased, at value	11,087,870	2,360,820	2,865,335
Payable upon return of securities loaned	10,209,400	1,170,635	5,368,800
Fund shares redeemed	534,234	61,075	208,151
Amounts owed to affiliates	280,793	105,403	101,069
Accrued expenses	127,242	121,832	105,340

Total liabilities	22,239,539	3,976,837	8,653,254

Net Assets:

Paid-in capital	755,178,981	189,796,114	138,884,346
Accumulated undistributed net investment income	4,298,545	1,679,879	741,067
Accumulated net realized loss from investment, futures and foreign currency related transactions	(559,482,090)	(100,786,769)	(67,352,149)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	16,963,527	3,815,064	8,105,028

NET ASSETS	$216,958,963	$94,504,288	$80,378,292

Net Assets:
Class A	$165,054,095	$22,951,563	$55,453,611
Class B	2,892,972	1,015,371	8,958,216
Class C	18,509,678	1,924,235	9,519,531
Institutional	30,008,751	68,198,653	6,407,608
Service	493,467	414,466	—
Class IR	—	—	6,418
Class R	—	—	32,908

Total Net Assets	$216,958,963	$94,504,288	$80,378,292

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	10,845,429	1,870,548	5,258,078
Class B	194,135	84,537	946,906
Class C	1,289,953	162,376	992,458
Institutional	1,930,382	5,402,503	581,671
Service	32,202	33,961	—
Class IR	—	—	609
Class R	—	—	3,128

Net asset value, offering and redemption price per share:(c)
Class A	$15.22	$12.27	$10.55
Class B	14.90	12.01	9.46
Class C	14.35	11.85	9.59
Institutional	15.55	12.62	11.02
Service	15.32	12.20	—
Class IR	—	—	10.54
Class R	—	—	10.52

(a)	Includes loaned securities having a market value of $9,478,210, $1,103,421 and $5,023,484 for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

(b)	Represents restricted cash on deposit with counterparty relating to initial margin requirements and collateral on futures transactions for the Strategic International Equity Fund.

(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $16.11, $12.98 and $11.16, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2009

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends(a)	$6,110,314	$1,656,084	$1,888,657
Securities lending income — affiliated issuer	264,907	38,956	77,665
Interest	77,156	664	719

Total investment income	6,452,377	1,695,704	1,967,041

Expenses:

Management fees	2,036,125	714,041	552,687
Distribution and Service fees(b)	567,069	75,911	286,669
Transfer Agent fees(b)	341,887	59,329	114,934
Professional fees	118,036	120,795	115,408
Custody and accounting fees	103,279	93,328	106,228
Printing fees	70,433	36,390	80,278
Registration fees	61,415	54,859	81,446
Trustee fees	16,148	16,148	16,148
Service share fees — Service Plan	1,114	846	5 (c)
Service share fees — Shareholder Administration Plan	1,114	846	5 (c)
Other	64,000	32,742	49,481

Total expenses	3,380,620	1,205,235	1,403,289

Less — expense reductions	(221,754)	(312,663)	(345,057)

Net expenses	3,158,866	892,572	1,058,232

NET INVESTMENT INCOME	3,293,511	803,132	908,809

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(102,598,833)	(18,942,524)	(27,166,975)
Securities lending reinvestment vehicle transactions — affiliated issuer	202,460	36,784	48,445
Futures transactions	(92,051)	—	375,006
Foreign currency related transactions	488,021	34,550	(15,606)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	133,268,666	40,977,297	39,095,201
Securities lending reinvestment vehicle — affiliated issuer	(1,247)	(1,241)	5,036
Futures	(36,500)	(29,157)	(177,476)
Translation of asset and liabilities denominated in foreign currencies	(93,553)	2,415	4,505

Net realized and unrealized gain from investment, futures and foreign currency related transactions	31,136,963	22,078,124	12,168,136

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,430,474	$22,881,256	$13,076,945

(a)	Foreign taxes withheld on dividends were $608,030, $127,547 and $176,968 for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service		Class IR	Class R
Concentrated International Equity	$389,848	$30,104	$147,117	$—	$296,287	$5,717	$27,941	$11,764	$178		$—	$—
International Small Cap	48,862	8,890	18,159	—	37,135	1,688	3,448	16,922	136		—	—
Strategic International Equity	102,076	93,183	91,366	44	77,578	17,696	17,351	2,281	1(c	)	10	17

(c)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the		For the Period	For the
	Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)	August 31, 2008

From operations:

Net investment income	$3,293,511		$41,095	$10,651,115
Net realized gain (loss) from investment, futures and foreign currency related transactions	(102,000,403)		(73,082,738)	19,711,101
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	133,137,366		(57,287,904)	(130,589,625)

Net increase (decrease) in net assets resulting from operations	34,430,474		(130,329,547)	(100,227,409)

Distributions to shareholders:

From net investment income
Class A Shares	(9,797,017)		—	(4,532,961)
Class B Shares	(134,774)		—	(12,304)
Class C Shares	(687,439)		—	(137,971)
Institutional Shares	(2,347,731)		—	(1,908,650)
Service Shares	(29,316)		—	(7,167)
Class IR Shares(c)	—		—	—
Class R Shares(c)	—		—	—
From net realized gains
Class A Shares	—		—	—
Class B Shares	—		—	—
Class C Shares	—		—	—
Institutional Shares	—		—	—
Service Shares	—		—	—
Class IR Shares(c)	—		—	—
Class R Shares(c)	—		—	—

Total distributions to shareholders	(12,996,277)		—	(6,599,053)

From capital transactions:

Proceeds from sales of shares	32,208,999		4,497,301	101,479,296
Reinvestments of distributions	11,754,026		—	5,555,976
Cost of shares redeemed	(97,648,131	)(d)	(61,054,270)	(137,359,009	)(e)

Net increase (decrease) in net assets resulting from share transactions	(53,685,106)		(56,556,969)	(30,323,737)

Increase from regulatory settlements	2,677,920		4,517	2,195,351

Net increase (decrease) in net assets resulting from capital transactions	(51,007,186)		(56,552,452)	(28,128,386)

TOTAL INCREASE (DECREASE)	(29,572,989)		(186,881,999)	(134,954,848)

Net assets:

Beginning of period	246,531,952		433,413,951	568,368,799

End of period	$216,958,963		$246,531,952	$433,413,951

Accumulated undistributed net investment income	$4,298,545		$13,002,574	$12,982,721

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

(c)	Commenced operations on November 30, 2007.

(d)	Net of $3,668, $1,389 and $7,760 of redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(e)	Net of $2,168 and $1,546 of redemption fees remitted to the Concentrated International Equity and International Small Cap Funds, respectively.
(f)	Net of $9,291 of redemption fees remitted to the Strategic International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund					Strategic International Equity Fund
For the		For the Period	For the		For the		For the
Fiscal Year Ended		September 1, 2008 to	Fiscal Year Ended		Fiscal Year Ended		Fiscal Year Ended
October 31, 2009		October 31, 2008(a)	August 31, 2008		October 31, 2009		October 31, 2008

$803,132		$151,688	$1,669,269		$908,809		$2,374,507
(18,871,190)		(17,814,908)	1,306,069		(26,759,130)		(40,869,633)
40,949,314		(19,164,579)	(44,876,614)		38,927,266		(43,244,360)

22,881,256		(36,827,799)	(41,901,276)		13,076,945		(81,739,486)

(1,170,806)		—	(2,052,458)		(1,613,398)		—
(35,554)		—	(71,432)		(360,687)		—
(88,580)		—	(123,143)		(323,444)		—
(1,960,365)		—	(2,920,356)		(293,328)		—
(17,655)		—	(30,976)		(226	)(b)	—
—		—	—		(247)		—
—		—	—		(208)		—

—		—	—		—		(34,487,419)
—		—	—		—		(11,387,460)
—		—	—		—		(12,618,780)
—		—	—		—		(9,680,388)
—		—	—		—		(3,819)
—		—	—		—		(3,628)
—		—	—		—		(3,628)

(3,272,960)		—	(5,198,365)		(2,591,538)		(68,185,122)

43,921,088		3,567,912	57,656,766		26,656,794		47,598,522
3,037,684		—	4,423,153		2,306,758		61,745,668
(25,816,154	)(d)	(14,533,119)	(132,484,320	)(e)	(24,165,755	)(d)	(90,657,323	)(f)

21,142,618		(10,965,207)	(70,404,401)		4,797,797		18,686,867

3,831		—	80,790		111,218		206,450

21,146,449		(10,965,207)	(70,323,611)		4,909,015		18,893,317

40,754,745		(47,793,006)	(117,423,252)		15,394,422		(131,031,291)

53,749,543		101,542,549	218,965,801		64,983,870		196,015,161

$94,504,288		$53,749,543	$101,542,549		$80,378,292		$64,983,870

$1,679,879		$3,284,701	$1,224,411		$741,067		$2,327,997

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
October 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional and Service	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, the Funds’ Class B Shares will no longer be available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor. The Service Shares of the Strategic International Equity Fund liquidated on March 13, 2009.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to each Fund pursuant to a management agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. FASB Financial Accounting Standards Codification — In July 2009, the Financial Accounting Standards Board (“FASB”) launched its “Financial Accounting Standards Codification” (the “Codification”) as the single source of GAAP. While the Codification does not change GAAP, it introduces a new structure to the accounting literature and changes references to accounting standards and other authoritative accounting guidance that have been reflected in the accompanying Notes to Financial Statements.

B. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

C. Security and Fund Share Transactions, and Investment Income — Security and Fund Share transactions are reflected for financial reporting purposes as of the trade date which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense and are accrued daily.

E. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

G. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statement of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended October 31, 2009, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

3. AGREEMENTS (continued)

Goldman Sachs may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the fiscal year ended October 31, 2009, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B		Class C

Concentrated International Equity	$5,200	$—	*	$1,500

International Small Cap	1,700	—		—	*

Strategic International Equity	3,600	—		—

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of the Concentrated International Equity and International Small Cap Funds, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds as an annual percentage rate of average daily net assets are 0.104%, 0.064% and 0.164%, respectively. These expense limitations may be modified or terminated at any time at the option of GSAMI. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction of the Funds’ expenses.
For the fiscal year ended October 31, 2009, these expense reductions, including any Other Expense reimbursements, were as follows (in thousands):

	Other Expense	Transfer		Total Expense
Fund	Reimbursement	Agent Fee Credit		Reductions

Concentrated International Equity	$222	$—	*	$222

International Small Cap	313	—	*	313

Strategic International Equity	342	3		345

*	Amount is less than $500.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)

As of October 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Concentrated International Equity	$191	$58	$32	$281

International Small Cap	89	9	7	105

Strategic International Equity	60	29	12	101

F. Line of Credit Facility — The Funds participate in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2009, the Funds did not have any borrowings under the facility. Prior to May 12, 2009, the amount available through the facility was $700,000,000.

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

Concentrated International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$11,466,583	$196,025,017	(a)	$—
Securities Lending Reinvestment Vehicle	—	10,428,110		—
Short-term Investments	9,346,801	—		—
Derivatives	41,526	—		—

Total	$20,854,910	$206,453,127		$—

Liabilities
Derivatives	$(78,026)	$—		$—

International Small Cap	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$9,881,497	$82,037,420	(a)	$—
Securities Lending Reinvestment Vehicle	—	1,141,222		—
Short-term Investments	3,186,560	—		—

Total	$13,068,057	$83,178,642		$—

Liabilities
Derivatives	$(29,157)	$—		$—

Strategic International Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$4,205,911	$72,518,413	(a)	$—
Securities Lending Reinvestment Vehicle	—	5,422,281		—
Short-term Investments	2,890,543	—		—
Derivatives	14,321	—		—

Total	$7,110,775	$77,940,694		$—

Liabilities
Derivatives	$(16,330)	$—		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. INVESTMENTS IN DERIVATIVES (continued)

specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
In November 2008, the Funds adopted FASB Accounting Standards Codification (“ASC”) 815 “Disclosures about Derivative Instruments and Hedging Activities”, which requires enhanced disclosures about the Funds’ derivatives and hedging activities. The following tables set forth the gross value of the Funds’ derivative contracts for trading activities by certain risk types as of October 31, 2009. The values in the tables below exclude the effects of cash received or posted pursuant to derivative contracts, and therefore are not representative of the Funds’ net exposure.

Concentrated International Equity

	Statements of				Statements of
	Assets and		Derivative	Number of	Assets and		Derivative	Number of
Risk	Liabilities Location		Assets	Contracts	Liabilities Location		Liabilities	Contracts

Equity	Unrealized gain on futures(a	)	$41,526	61	Unrealized loss on futures(a	)	$(78,026)	32

International Small Cap

	Statements of				Statements of
	Assets and		Derivative	Number of	Assets and		Derivative	Number of
Risk	Liabilities Location		Assets	Contracts	Liabilities Location		Liabilities	Contracts

Equity	Unrealized gain on futures(a	)	$—	—	Unrealized loss on futures(a	)	$(29,157)	27

Strategic International Equity

	Statements of				Statements of
	Assets and		Derivative	Number of	Assets and		Derivative	Number of
Risk	Liabilities Location		Assets	Contracts	Liabilities Location		Liabilities	Contracts

Equity	Unrealized gain on futures(a	)	$14,321	24	Unrealized loss on futures(a	)	$(16,330)	11

(a)	Includes cumulative appreciation (depreciation) of futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables set forth by certain risk types the Funds’ gains (losses) related to derivative activities for the fiscal year ended October 31, 2009. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains or losses on derivative contracts may offset losses or gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” in the Statements of Operations:

Concentrated International Equity

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$(92,051)	$(36,500)

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

5. INVESTMENTS IN DERIVATIVES (continued)

International Small Cap

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$—	$(29,157)

Strategic International Equity

			Net Change in
		Net Realized Gain	Unrealized Gain
Risk	Statements of Operations Location	(Loss)	(Loss)

Equity	Net realized gain (loss) from futures transactions/ Net change in unrealized gain (loss) on futures	$375,006	$(177,476)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2009, were as follows:

		Sales and
Fund	Purchases	Maturities

Concentrated International Equity	$254,285,103	$320,306,032

International Small Cap	110,143,502	103,614,248

Strategic International Equity	86,643,015	83,559,513

For the fiscal year ended October 31, 2009, Goldman Sachs earned approximately $8,300 and $3,400, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of the Concentrated International Equity and Strategic International Equity Funds, respectively.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio,

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. SECURITIES LENDING (continued)

deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2009, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the fiscal year ended October 31, 2009:

	Earnings of GSAL	Amounts Received by
	Relating to	the Funds from	Amounts Payable to
	Securities	Lending to Goldman	Goldman Sachs
	Loaned for the	Sachs for the Fiscal	Upon Return of
	Fiscal Year Ended	Year Ended	Securities Loaned as of
Fund	October 31, 2009	October 31, 2009	October 31, 2009

Concentrated International Equity	$29,439	$31,515	$2,702,500

International Small Cap	4,328	10,015	305,500

Strategic International Equity	8,638	11,808	—

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the fiscal year ended October 31, 2009 (in thousands):

	Number of
	Shares Held			Number of
	Beginning of	Shares	Shares	Shares Held End	Value at End of
Fund	Fiscal Year	Bought	Sold	of Fiscal Year	Fiscal Year

Concentrated International Equity	1,893	206,964	(198,418)	10,439	$10,428

International Small Cap	618	18,558	(18,034)	1,142	1,141

Strategic International Equity	—	49,873	(44,445)	5,428	5,422

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2009 was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$12,996,277	$3,272,960	$2,591,538

Total taxable distributions	$12,996,277	$3,272,960	$2,591,538

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal periods ended October 31, 2008 was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Distributions paid from:
Ordinary income	$—	$—	$9,434,594
Net long-term capital gains	—	—	58,750,528

Total taxable distributions	$—	$—	$68,185,122

The tax character of distributions paid during the fiscal year ended August 31, 2008 was as follows:

	Concentrated
	International	International
	Equity	Small Cap

Distributions paid from:
Ordinary income	$6,599,053	$5,198,365

Total taxable distributions	$6,599,053	$5,198,365

As of October 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Undistributed ordinary income — net	$4,294,394	$3,565,166	$785,997

Capital loss carryforward[1]
Expiring 2010	$(265,232,801)	$(51,047,001)	$—
Expiring 2011	(69,572,929)	—	—
Expiring 2016	(112,531,656)	(29,417,166)	(36,073,466)
Expiring 2017	(106,107,378)	(19,170,549)	(28,233,571)

Total capital loss carryforward	$(553,444,764)	$(99,634,716)	$(64,307,037)

Unrealized gains — net	10,930,352	777,724	5,014,986

Total accumulated losses — net	$(538,220,018)	$(95,291,826)	$(58,506,054)

[1]	Expiration occurs on October 31 of the year indicated. The Concentrated International Equity and International Small Cap Funds had capital loss carryforwards of $3,480,014 and $24,352,289, respectively, that expired in the current fiscal year.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Tax cost	$216,314,939	$95,431,008	$80,032,256

Gross unrealized gain	18,606,372	5,684,768	7,175,367
Gross unrealized loss	(7,654,800)	(4,869,077)	(2,170,475)

Net unrealized security gain	$10,951,572	$815,691	$5,004,892

Net unrealized gain (loss) on other investments	(21,220)	(37,967)	10,094

Net unrealized gain	$10,930,352	$777,724	$5,014,986

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of partnership investments and passive foreign investment company investments and securities on loan.
In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, the difference in tax treatment of foreign currency transactions, class action litigation payments, partnership investments and passive foreign investment company investments.

			Accumulated
		Accumulated Net	Undistributed Net
Fund	Paid-in Capital	Realized Gain (Loss)	Investment Income (Loss)

Concentrated International Equity	$(3,996,564)	$2,997,827	$998,737

International Small Cap	(24,356,121)	23,491,115	865,006

Strategic International Equity	(111,218)	15,419	95,799

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain Goldman Sachs Fund of Funds Portfolios may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of October 31, 2009, the Goldman Sachs Satellite Strategy Portfolio was a beneficial owner of approximately 55% of the outstanding shares of the International Small Cap Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Regulatory Settlements — As of October 31, 2009, the Concentrated International Equity, International Small Cap and Strategic International Equity Funds were entitled to receive payments of $4,877,788, $84,621 and $317,668, respectively, relating to certain regulatory settlements that the Funds had participated in during the periods ended August 31, 2008, October 31, 2008 and October 31, 2009. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

New Accounting Pronouncement — In May 2009, the FASB issued FASB ASC 855 “Subsequent Events”. This standard requires disclosure in the financial statements to reflect the effects of subsequent events that provide additional information on conditions about the financial statements as of the balance sheet date (recognized subsequent events) and disclosure of subsequent events that provide additional information about conditions after the balance sheet date if the financial statements would otherwise be misleading (unrecognized subsequent events). ASC 855 is effective for interim and annual financial statements issued for fiscal years ending after June 15, 2009. For purposes of inclusion in the financial statements, GSAMI has concluded that subsequent events after the balance sheet date have been evaluated through December 22, 2009, the date that the financial statements were issued.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,351,816	$17,153,320	224,448	$3,303,430	2,810,377	$63,009,791
Reinvestments of distributions	737,789	8,897,733	—	—	166,132	4,219,551
Shares converted from Class B(b)	21,484	268,828	15,259	263,221	89,194	2,070,155
Shares redeemed	(5,491,220)	(68,726,177)	(1,348,798)	(20,219,734)	(4,409,840)	(100,276,578)

	(3,380,131)	(42,406,296)	(1,109,091)	(16,653,083)	(1,344,137)	(30,977,081)

Class B Shares
Shares sold	13,360	157,668	2,872	41,622	36,791	838,101
Reinvestments of distributions	10,562	125,579	—	—	454	11,209
Shares converted to Class A(b)	(21,858)	(268,828)	(15,800)	(263,221)	(92,334)	(2,070,155)
Shares redeemed	(97,757)	(1,196,084)	(39,832)	(600,711)	(142,839)	(3,165,218)

	(95,693)	(1,181,665)	(52,760)	(822,310)	(197,928)	(4,386,063)

Class C Shares
Shares sold	502,879	6,201,335	58,889	866,619	349,491	7,518,401
Reinvestments of distributions	54,651	625,757	—	—	5,214	125,441
Shares redeemed	(401,294)	(4,762,074)	(100,072)	(1,447,471)	(469,032)	(10,205,106)

	156,236	2,065,018	(41,183)	(580,852)	(114,327)	(2,561,264)

Institutional Shares
Shares sold	663,039	8,559,230	15,438	255,776	1,295,589	29,910,471
Reinvestments of distributions	170,389	2,092,373	—	—	46,123	1,196,388
Shares redeemed	(1,927,111)	(22,752,181)	(2,385,261)	(38,760,919)	(994,721)	(23,034,975)

	(1,093,683)	(12,100,578)	(2,369,823)	(38,505,143)	346,991	8,071,884

Service Shares
Shares sold	11,069	137,446	1,791	29,854	8,835	202,532
Reinvestments of distributions	1,035	12,584	—	—	132	3,387
Shares redeemed	(18,890)	(211,615)	(1,425)	(25,435)	(27,699)	(677,132)

	(6,786)	(61,585)	366	4,419	(18,732)	(471,213)

NET DECREASE	(4,420,057)	$(53,685,106)	(3,572,491)	$(56,556,969)	(1,328,133)	$(30,323,737)

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2009

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

			For the Period
	For the Fiscal Year Ended		September 1, 2008 to		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	513,567	$5,267,594	65,658	$798,466	456,266	$8,775,179
Reinvestment of distributions	124,435	1,088,809	—	—	91,506	1,894,931
Shares converted from Class B(b)	6,023	57,449	2,001	27,231	19,882	380,636
Shares redeemed	(1,057,824)	(9,912,015)	(363,297)	(4,258,515)	(2,966,387)	(56,480,785)

	(413,799)	(3,498,163)	(295,638)	(3,432,818)	(2,398,733)	(45,430,039)

Class B Shares
Shares sold	15,555	162,891	704	7,631	14,637	286,140
Reinvestment of distributions	3,722	32,050	—	—	3,268	65,320
Shares converted to Class A(b)	(6,131)	(57,449)	(2,079)	(27,231)	(20,630)	(380,636)
Shares redeemed	(36,756)	(340,259)	(17,140)	(188,898)	(94,337)	(1,644,937)

	(23,610)	(202,767)	(18,515)	(208,498)	(97,062)	(1,674,113)

Class C Shares
Shares sold	15,445	163,803	3,926	39,858	19,622	378,080
Reinvestment of distributions	8,772	74,562	—	—	5,283	104,912
Shares redeemed	(109,132)	(945,896)	(27,098)	(308,165)	(182,748)	(3,398,644)

	(84,915)	(707,531)	(23,172)	(268,307)	(157,843)	(2,915,652)

Institutional Shares
Shares sold	3,682,797	38,252,286	198,648	2,706,056	2,504,573	47,993,331
Reinvestment of distributions	203,979	1,827,650	—	—	108,679	2,331,025
Shares redeemed	(1,393,920)	(14,553,667)	(825,248)	(9,774,370)	(3,592,673)	(70,239,994)

	2,492,856	25,526,269	(626,600)	(7,068,314)	(979,421)	(19,915,638)

Service Shares
Shares sold	7,607	74,514	1,525	15,901	11,441	224,036
Reinvestment of distributions	1,680	14,613	—	—	1,309	26,965
Shares redeemed	(6,487)	(64,317)	(287)	(3,171)	(40,416)	(719,960)

	2,800	24,810	1,238	12,730	(27,666)	(468,959)

NET INCREASE (DECREASE)	1,973,332	$21,142,618	(962,687)	$(10,965,207)	(3,660,725)	$(70,404,401)

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund
	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2009		October 31, 2008
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,576,651	$23,601,160	1,596,386	$24,385,367
Reinvestments of distributions	170,907	1,421,942	1,841,317	32,259,048
Shares converted from Class B(a)	114,036	982,696	123,814	1,948,551
Shares redeemed	(1,841,347)	(15,754,629)	(2,966,264)	(44,755,410)

	1,020,247	10,251,169	595,253	13,837,556

Class B Shares
Shares sold	113,452	894,865	187,253	2,700,643
Reinvestments of distributions	45,318	340,328	666,486	10,543,535
Shares converted to Class A(a)	(126,651)	(982,696)	(136,967)	(1,948,551)
Shares redeemed	(409,911)	(3,322,004)	(609,685)	(8,446,736)

	(377,792)	(3,069,507)	107,087	2,848,891

Class C Shares
Shares sold	118,805	974,710	288,602	4,461,727
Reinvestments of distributions	35,937	273,480	630,428	10,080,274
Shares redeemed	(457,060)	(3,637,138)	(951,709)	(13,253,717)

	(302,318)	(2,388,948)	(32,679)	1,288,284

Institutional Shares
Shares sold	128,901	1,156,319	984,302	16,030,783
Reinvestments of distributions	31,216	270,328	485,039	8,851,736
Shares redeemed	(162,036)	(1,444,176)	(1,845,923)	(24,201,460)

	(1,919)	(17,529)	(376,582)	681,059

Service Shares(b)
Shares sold	—	5	—	2
Reinvestments of distributions	26	226	210	3,819
Shares redeemed	(628)	(4,659)	—	—

	(602)	(4,428)	210	3,821

Class IR Shares(c)
Shares sold	4	33	372	10,000
Reinvestments of distributions	30	246	207	3,628
Shares redeemed	(4)	(33)	—	—

	30	246	579	13,628

Class R Shares(c)
Shares sold	2,812	29,702	372	10,000
Reinvestments of distributions	25	208	207	3,628
Shares redeemed	(288)	(3,116)	—	—

	2,549	26,794	579	13,628

NET INCREASE	340,195	$4,797,797	294,447	$18,686,867

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

(c)	Commencement of operations was November 30, 2007.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset	Net				to shareholders	Increase
	value,	investment		Net realized	Total from	from net	from
	beginning	income		and unrealized	investment	investment	regulatory
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income	settlements

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$13.18	$0.21		$2.41	$2.62	$(0.75)	$0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	19.40	—	(d)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(d)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	24.04	0.44	(f)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(f)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(f)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(f)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(f)	(4.93)	(4.52)	(0.19)	0.09

2007 - A	21.05	0.24		2.91	3.15	(0.16)	—
2007 - B	20.32	0.05		2.82	2.87	—	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)	—
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)	—
2007 - Service	21.19	0.20		2.95	3.15	(0.17)	—

2006 - A	17.78	0.23		3.19	3.42	(0.15)	—
2006 - B	17.16	0.05		3.11	3.16	—	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)	—
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)	—
2006 - Service	17.91	0.27		3.13	3.40	(0.12)	—

2005 - A	14.73	0.09		3.30	3.39	(0.34)	—
2005 - B	14.26	(0.04)		3.20	3.16	(0.26)	—
2005 - C	14.03	(0.03)		3.13	3.10	(0.29)	—
2005 - Institutional	15.05	0.14		3.41	3.55	(0.41)	—
2005 - Service	14.82	0.06		3.34	3.40	(0.31)	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Fiscal Year Ended October 31, 2009	21.64%	20.44%	20.79%	21.99%	21.50%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(d)	Amount is less than $0.005 per share.
(e)	Annualized.

(f)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$15.22	22.88	%(c)	$165,054	1.54%		1.65%		1.65%		1.54%		129%
14.90	21.81	(c)	2,893	2.29		0.93		2.40		0.82		129
14.35	21.84	(c)	18,510	2.29		0.80		2.40		0.69		129
15.55	23.28	(c)	30,009	1.14		1.95		1.25		1.84		129
15.32	22.69	(c)	493	1.64		1.51		1.75		1.40		129

13.18	(32.11)		187,435	1.54	(e)	0.02	(e)	1.72	(e)	(0.16	)(e)	21
12.72	(32.16)		3,686	2.29	(e)	(0.74	)(e)	2.47	(e)	(0.92	)(e)	21
12.40	(32.17)		14,057	2.29	(e)	(0.74	)(e)	2.47	(e)	(0.92	)(e)	21
13.50	(32.06)		40,837	1.14	(e)	0.54	(e)	1.32	(e)	0.36	(e)	21
13.28	(32.12)		518	1.64	(e)	(0.09	)(e)	1.82	(e)	(0.27	)(e)	21

19.40	(18.37	)(c)	297,558	1.54		(1.92	)(f)	1.55		1.91	(f)	178
18.75	(19.01	)(c)	6,424	2.29		0.96	(f)	2.30		0.95	(f)	178
18.28	(18.97	)(c)	21,480	2.29		1.18	(f)	2.30		1.17	(f)	178
19.87	(18.03	)(c)	107,197	1.14		2.46	(f)	1.15		2.45	(f)	178
19.55	(18.46	)(c)	755	1.64		1.79	(f)	1.65		1.78	(f)	178

24.04	15.03		400,976	1.55		1.02		1.55		1.02		97
23.19	14.12		12,534	2.30		0.22		2.30		0.22		97
22.68	14.12		29,244	2.30		0.43		2.30		0.43		97
24.61	15.45		124,229	1.15		1.40		1.15		1.40		97
24.17	14.90		1,386	1.65		0.84		1.65		0.84		97

21.05	19.26		390,054	1.54		1.15		1.58		1.11		59
20.32	18.41		14,576	2.29		0.24		2.33		0.20		59
19.90	18.44		22,982	2.29		0.40		2.33		0.36		59
21.53	19.72		99,325	1.14		1.54		1.18		1.50		59
21.19	19.10		1,301	1.64		1.37		1.68		1.33		59

17.78	23.26		308,447	1.54		0.53		1.60		0.47		49
17.16	22.36		16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31		17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84		62,486	1.14		0.83		1.20		0.77		49
17.91	23.17		426	1.64		0.39		1.70		0.33		49

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset	Net				to shareholders
	value,	investment		Net realized	Total from	from net
	beginning	income		and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)		gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	$9.48	$0.10		$3.25	$3.35	$(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(d)	(5.58)	(5.58)	—
2008 - C	14.60	—	(d)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	21.18	0.16	(e)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(e)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(e)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(e)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(e)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(d)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

2006 - A	15.83	0.02		2.41	2.43	(0.10)
2006 - B	15.25	(0.13)		2.35	2.22	—
2006 - C	15.19	(0.11)		2.32	2.21	—
2006 - Institutional	16.35	0.09		2.48	2.57	(0.13)
2006 - Service	15.80	0.02		2.39	2.41	(0.08)

2005 - A	12.00	0.03		3.88	3.91	(0.08)
2005 - B	11.65	(0.09)		3.76	3.67	(0.07)
2005 - C	11.64	(0.09)		3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08		4.02	4.10	(0.18)
2005 - Service	12.06	0.01		3.89	3.90	(0.16)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.

(f)	Total return reflects the impact of payments for regulatory action settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$12.27	37.78%		$22,952	1.60%		0.93%		2.08%		0.45%		161%
12.01	36.79		1,015	2.35		0.18		2.83		(0.30)		161
11.85	36.79		1,924	2.35		0.12		2.83		(0.36)		161
12.62	38.50		68,199	1.20		1.45		1.68		0.97		161
12.20	37.85		414	1.70		0.86		2.18		0.38		161

9.48	(37.88)		21,650	1.60	(c)	0.99	(c)	2.39	(c)	0.20	(c)	24
9.12	(37.92)		986	2.35	(c)	0.23	(c)	3.14	(c)	(0.56	)(c)	24
9.06	(37.95)		2,239	2.35	(c)	0.22	(c)	3.14	(c)	(0.57	)(c)	24
9.82	(37.85)		28,581	1.20	(c)	1.43	(c)	1.99	(c)	0.64	(c)	24
9.42	(37.90)		294	1.70	(c)	0.87	(c)	2.49	(c)	0.08	(c)	24

15.26	(26.10	)(f)	39,376	1.64		0.85	(e)	1.78		0.71	(e)	117
14.70	(26.69	)(f)	1,862	2.39		0.14	(e)	2.53		0.00	(e)	117
14.60	(26.65	)(f)	3,950	2.39		0.18	(e)	2.53		0.04	(e)	117
15.81	(25.81	)(f)	55,901	1.24		1.42	(e)	1.38		1.28	(e)	117
15.18	(26.16	)(f)	454	1.74		0.84	(e)	1.88		0.70	(e)	117

21.18	17.73		105,435	1.65		(0.01)		1.77		(0.13)		88
20.41	16.83		4,566	2.40		(0.74)		2.52		(0.86)		88
20.27	16.85		8,681	2.40		(0.77)		2.52		(0.89)		88
21.94	18.23		99,069	1.25		0.39		1.37		0.27		88
21.10	17.56		1,215	1.75		(0.06)		1.87		(0.18)		88

18.16	15.39		98,861	1.64		0.10		1.79		(0.05)		60
17.47	14.56		4,615	2.39		(0.73)		2.54		(0.88)		60
17.40	14.55		8,314	2.39		(0.66)		2.54		(0.81)		60
18.79	15.79		92,505	1.24		0.48		1.39		0.33		60
18.13	15.29		750	1.74		0.10		1.89		(0.05)		60

15.83	32.70		64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63		4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65		8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27		66,670	1.24		0.52		1.55		0.21		67
15.80	32.54		217	1.74		0.06		2.05		(0.25)		67

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions
	Net asset	Net			to shareholders			Increase
	value,	investment	Net realized	Total from	From net	From net		from
	beginning	income	and unrealized	investment	investment	realized	Total	regulatory
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income	gains	distributions	settlements

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2009 - A	$9.01	$0.14	$1.77	$1.91	$(0.38)	$—	$(0.38)	$0.01
2009 - B	8.08	0.07	1.58	1.65	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.07	1.61	1.68	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.19	1.84	2.03	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.17	1.76	1.93	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.08	1.80	1.88	(0.36)	—	(0.36)	0.01

2008 - A	27.90	0.28 (d)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15 (d)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14 (d)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40 (d)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (Commenced November 30, 2007)	26.87	0.29 (d)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (Commenced November 30, 2007)	26.87	0.23 (d)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)	8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)	8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)	8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06	9.24	9.30	—	—	—	—

2006 - A	15.24	(0.01)	3.77	3.76	(0.07)	—	(0.07)	—
2006 - B	14.40	(0.10)	3.58	3.48	—	—	—	—
2006 - C	14.50	(0.10)	3.59	3.49	—	—	—	—
2006 - Institutional	15.56	0.09	3.83	3.92	(0.14)	—	(0.14)	—

2005 - A	12.86	0.04	2.36	2.40	(0.02)	—	(0.02)	—
2005 - B	12.23	(0.04)	2.23	2.19	(0.02)	—	(0.02)	—
2005 - C	12.31	(0.04)	2.25	2.21	(0.02)	—	(0.02)	—
2005 - Institutional	13.08	0.10	2.40	2.50	(0.02)	—	(0.02)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(47.93)	(48.16)

(d)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

												Ratios assuming no
												expense reductions
										Ratio of
						Ratio of		Ratio of		net investment				Ratio of
			Net assets,	Ratio of		net expenses		net investment		income (loss)		Ratio of		net investment
Net asset			end of	net expenses		(not including		income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total		year	to average		fees paid		to average		fees paid		to average		to average		turnover
of year	return(b)		(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$10.55	22.50	%(c)	$55,454	1.45%		1.45%		1.52%		1.52%		1.98%		0.99%		133%
9.46	21.58	(c)	8,958	2.20		2.20		0.93		0.93		2.73		0.40		133
9.59	21.47	(c)	9,520	2.20		2.20		0.92		0.92		2.73		0.39		133
11.02	22.91	(c)	6,408	1.05		1.05		2.02		2.02		1.58		1.49		133
10.54	22.71	(c)	6	1.20		1.20		1.88		1.88		1.73		1.35		133
10.52	22.07	(c)	33	1.70		1.70		0.81		0.81		2.23		0.28		133

9.01	(49.64	)(c)	38,194	1.40		1.40		1.80	(d)	1.80	(d)	1.73		1.47	(d)	108
8.08	(50.09	)(c)	10,697	2.15		2.15		1.01	(d)	1.01	(d)	2.48		0.68	(d)	108
8.17	(50.00	)(c)	10,577	2.15		2.15		1.00	(d)	1.00	(d)	2.48		0.67	(d)	108
9.42	(49.45	)(c)	5,499	1.00		1.00		2.46	(d)	2.46	(d)	1.33		2.13	(d)	108
9.03	(47.70	)(c)	5	1.15	(e)	1.15	(e)	2.18	(d)(e)	2.18	(d)(e)	1.48	(e)	1.85	(d)(e)	108
8.99	(47.93	)(c)	5	1.65	(e)	1.65	(e)	1.68	(d)(e)	1.68	(d)(e)	1.98	(e)	1.35	(d)(e)	108

27.90	49.69		101,641	1.69		1.71		(0.09)		(0.11)		1.85		(0.25)		135
26.18	48.67		31,881	2.31		2.33		(0.69)		(0.71)		2.48		(0.86)		135
26.35	48.70		34,984	2.31		2.34		(0.72)		(0.74)		2.46		(0.87)		135
28.64	50.34		27,498	1.29		1.31		0.27		(0.25)		1.41		0.15		135

18.93	24.79		87,839	1.75		1.85		(0.04)		(0.15)		1.85		(0.15)		74
17.88	24.17		27,959	2.30		2.40		(0.56)		(0.70)		2.40		(0.72)		74
17.99	24.07		37,889	2.30		2.40		(0.58)		(0.68)		2.40		(0.68)		74
19.34	25.35		34,332	1.30		1.40		0.48		0.39		1.40		0.39		74

15.24	18.59		35,599	1.74		1.85		0.25		0.14		2.19		(0.20)		136
14.40	17.91		19,327	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
14.50	17.96		10,091	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
15.56	19.12		5,937	1.29		1.40		0.70		0.59		1.74		0.25		136

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 22, 2009

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees, (if any), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 through October 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*	5/01/09	10/31/09		10/31/09*
Class A
Actual	$1,000	$1,274.50		$8.83	$1,000	$1,312.30		$9.33	$1,000	$1,275.70		$8.32
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000	1,017.14	+	8.13	1,000	1,017.90	+	7.38

Class B
Actual	1,000	1,268.10		13.15	1,000	1,308.30		13.67	1,000	1,269.80		12.59
Hypothetical 5% return	1,000	1,013.61	+	11.67	1,000	1,013.36	+	11.93	1,000	1,014.12	+	11.17

Class C
Actual	1,000	1,268.80		13.10	1,000	1,307.90		13.67	1,000	1,270.20		12.59
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.36	+	11.93	1,000	1,014.12	+	11.17

Institutional
Actual	1,000	1,276.70		6.54	1,000	1,316.00		7.01	1,000	1,276.90		5.97
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.16	+	6.11	1,000	1,019.96	+	5.30

Service
Actual	1,000	1,273.30		9.40	1,000	1,312.90		9.91	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.94	+	8.34	1,000	1,016.64	+	8.64	N/A	N/A		N/A

Class IR
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,276.00		6.94
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,019.11	+	6.16

Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,273.60		9.68
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.69	+	8.59

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%	N/A	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	N/A	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20%	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Concentrated International Equity, Goldman Sachs International Small Cap and Goldman Sachs Strategic International Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2010 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 17, 2009 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to reports on the Funds’ investment performance, expenses and other matters discussed at regularly scheduled Board meetings during the year, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held meetings on December 17, 2008, February 11, 2009 and May 20, 2009. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates;
(b)	the Funds’ investment performance;
(c)	the Funds’ management fee arrangements;
(d)	the voluntary undertakings of the Investment Adviser to reimburse certain expenses of the Funds that exceed specified levels and the estimated annualized savings realized by the Funds from those undertakings;
(e)	potential economies of scale and the levels of breakpoints in the fees payable by the Funds under the Management Agreement;
(f)	the relative expense levels of the Funds as compared to those of comparable funds managed by the Investment Adviser, as well as those managed by other advisers;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements;
(i)	a summary of fee concessions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(j)	capacity issues relating to the securities in which the Funds invest;
(k)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(l)	information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds;
(m)	the current pricing of services provided by, and the profitability of, the Funds’ transfer agent, Goldman, Sachs & Co. (“Goldman Sachs”); and
(n)	the nature and quality of the services provided to the Funds by their unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to those service providers.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters, including:

(a)	the quality of the Investment Adviser’s services;
(b)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(c)	the groups or teams within the Investment Adviser that support the portfolio management teams, including legal, compliance, internal audit, the credit department, fund controllers, tax, product services, valuation oversight, market risk analysis, finance and strategy, operations, shareholder services, risk management and advisory, training and technology;
(d)	whether certain reductions in headcount due to the economic environment were likely to affect the quality of the services provided to the Funds;
(e)	the Investment Adviser’s business continuity and disaster recovery planning;
(f)	the Investment Adviser’s financial resources and its ability to hire and retain talented personnel;
(g)	the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(h)	the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Funds;
(i)	the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers, including the custodian and fund accounting agent;
(j)	an update on the Investment Adviser’s soft dollars practices and other portfolio trading related issues;
(k)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest;
(l)	the Investment Adviser’s approach to risk management;
(m)	an overview of the Funds’ distribution plan; and
(n)	an annual review of the effectiveness of the Funds’ compliance program.

At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to each Fund, and each Fund’s investment performance, fees and expenses, including each Fund’s expense trends over time and any breakpoints in the fee rates payable by each Fund under the Management Agreement.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees attended sessions at which they reviewed information regarding the Funds’ assets, share purchase and redemption activity, the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research services in connection with certain of those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Concentrated International Equity and International Small Cap Funds’ Service Shares. Also, in conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law.
Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares; portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined, the alignment of the interests of the Funds and of the portfolio managers and related potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Funds and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Fund.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. At those meetings the Trustees regularly received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Funds and their expenses, as well as information on the Funds’ competitive universe. The Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees concluded that, during the recent financial crisis, the Investment Adviser had demonstrated a willingness and an ability to commit substantial financial and other resources to the operations of the Funds and had represented that it will continue to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, valuation oversight, vendor oversight and risk management. The Independent Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider. The Independent Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. This information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2008, to the extent that each Fund had been in existence for those periods. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies, market conditions, and illiquidity in certain market sectors, as well as in light of periodic analyses of its quality and risk profile. The Independent Trustees considered whether each Fund had operated within its investment policies, and had complied with its investment limitations. The Trustees noted that the Investment Adviser had taken a number of steps intended to improve Fund performance, including making changes to the leadership and personnel on the portfolio management team and to the investment process used in selecting investments for the Funds (which among other things included a renewed emphasis on regionally-based research and stock selection). The Trustees discussed these measures at length with senior management of the Investment Adviser and concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history (two years in the case of Strategic International Equity Fund), comparing each Fund’s expenses to the peer and category averages. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and peer group median. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which operated under less stringent legal and regulatory structures, were in some instances subject to different investment guidelines, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders are able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2008 and 2007, and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale
The Independent Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Concentrated	International	Strategic
	International	Small Cap	International
Average Daily Net Assets	Equity Fund	Fund	Equity Fund

First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. In approving these fee breakpoints, the Independent Trustees considered the Investment Adviser’s potential economies of scale in managing each Fund, and whether the Funds and their shareholders would participate in the benefits of those economies. In this regard, the Independent Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s voluntary undertakings to limit other expenses to certain amounts. Upon reviewing these matters at the Annual Contract Meeting, the Independent Trustees concluded that the fee breakpoints represented a means of ensuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) soft dollar benefits received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by an affiliate of the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the Investment Adviser’s ability to leverage relationships with the Funds’ third party service providers to attract more firmwide business.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Independent Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2010.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				94	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Diana M. Daniels Age: 60	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	94	Pepco Holdings, Inc. (an energy delivery company)

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 70	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 47	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	94	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	94	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2009, the Trust consisted of 81 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund does not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 47	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 41	Vice President and Principal Financial Officer	Since 2008 Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005)

Principal Financial Officer—Goldman Sachs Mutual Fund Complex (October 2009-present); and Vice President—Goldman Sachs Mutual Fund Complex (August 2008-present).

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 42	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 32 Old Slip New York, NY 10005 Age: 38	Treasurer	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer—Goldman Sachs Mutual Fund Complex (October 2009-Present); and Assistant Treasurer—Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

 Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the fiscal year ended October 31, 2009, the total amount of income received by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.5191, $0.3854, and $0.2635 per share, respectively, all of which is attributable to qualified passive income. The total amount of taxes paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds was $0.0352, $0.0237, and $0.0213 per share, respectively.

For the fiscal year ended October 31, 2009, 57.85%, 57.55%, and 87.06% of the dividends paid from net investment company taxable income by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $789.8 billion in assets under management as of September 30, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected
Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small Cap Value Fund
■ Small/Mid Cap Growth Fund

Structured Equity
■ Balanced Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Equity
Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Structured International Small Cap Fund
■ Structured Emerging Markets Equity Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio

Retirement Strategies[2]
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[2]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An Investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Select Satellite category.

Firmwide asset under management includes assets managed by GSAM and its Investment Advisory Affiliates.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer* Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer* * Effective October 16, 2009

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 30196.MF.TMPL EQINTAR / 24.5K/12-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,902,425	$1,262,776	Financial Statement audits. For 2008, $449,867 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$164,192	$232,222	Other attest services. For 2009, $17,800 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Tax Fees:

• PwC	$611,246	$439,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $145,994 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$1,097,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$0	$50,000	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Fund’s adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the years ended October 31, 2009 and October 31, 2008 were approximately $775,438 and $672,072 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2008 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President
Goldman Sachs Trust

Date:	December 29, 2009

By:	/s/ George. F. Travers

George. F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2009